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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 11, 2005

                          Long Beach Acceptance Corp.
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             (Exact name of registrant as specified in its charter)


            Delaware                     333-75958                33-0660404
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


         One Mack Centre Drive
          Paramus, New Jersey                                       07652
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (201) 262-5222
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                                    No Change
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          (Former name or former address, if changed since last report)



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      Item 8.01. Other Events
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           In connection with the offering of Long Beach Acceptance Auto Receivables Trust 2005-B, Asset-Backed Notes, Series 2005-B, certain "Computational Materials", dated October 11, 2005, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


      Item 9.01. Financial Statements and Exhibits
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      (a)   Not applicable


      (b)   Not applicable


      (c)   Exhibit 99.1. Related Computational Materials (as defined in Item
            8.01 above).


      (d)   Exhibit 99.2. Related Computational Materials (as defined in Item
            8.01 above).


      (e)   Exhibit 99.3. Related Computational Materials (as defined in Item
            8.01 above).


      (f)   Exhibit 99.4. Related Computational Materials (as defined in Item
            8.01 above).

                                   SIGNATURES


           Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                     LONG BEACH ACCEPTANCE CORP.
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                          Registrant and on behalf of Long Beach Acceptance Auto Receivables Trust 2005-B

                                  By:   /s/ Stephen W. Prough
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                                        Name:  Stephen W. Prough
                                        Title: President and Chairman of the
                                               Board




Dated:  October 11, 2005

                                  EXHIBIT INDEX
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Exhibit No.    Description
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99.1           Related Computational Materials (as defined in Item 8.01 above).

99.2           Related Computational Materials (as defined in Item 8.01 above).

99.3           Related Computational Materials (as defined in Item 8.01 above).

99.4           Related Computational Materials (as defined in Item 8.01 above).